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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2002



                             Abercrombie & Fitch Co.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-12107                31-1469076
------------------------------     ------------------      ---------------------
 (State or other jurisdiction       (Commission File           (IRS Employer
       of incorporation)                 Number)            Identification No.)



                6301 Fitch Path, New Albany, Ohio           43054
            ---------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (614) 283-6500
                                                           --------------



                                 Not Applicable
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)








                         Index to Exhibits is on Page 4.

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Item 7.   Financial Statements and Exhibits.

          (a)   None required.

          (b)   None required.

          (c)   Exhibits:

                Exhibit No.     Description
                99.1            Statement Under Oath of Principal Executive
                                Officer of Abercrombie & Fitch Co. Regarding
                                Facts and Circumstances Relating to Exchange Act
                                Filings

                99.2 Statement Under Oath of Principal Financial Officer of Abercrombie & Fitch Co. Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.   Regulation FD Disclosure.

          On September 13, 2002, each of the Principal Executive Officer, Michael S. Jeffries, and Principal Financial Officer, Wesley S. McDonald, of Abercrombie & Fitch Co. submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

          A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

                                       2

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ABERCROMBIE & FITCH CO.

Date:  September 13, 2002                  By: /s/ Wesley S. McDonald
                                               ----------------------
                                               Wesley S. McDonald,
                                               Vice President - Chief Financial
                                               Officer

                                       3

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                                INDEX TO EXHIBITS

Exhibit Number       Description

99.1 Statement Under Oath of Principal Executive Officer of Abercrombie & Fitch Co. Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer of Abercrombie & Fitch Co. Regarding Facts and Circumstances Relating to Exchange Act Filings

                                       4